October 27, 2006
THE DREYFUS/LAUREL FUNDS, INC.
- DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
- DREYFUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
- DREYFUS INSTITUTIONAL U.S.TREASURY MONEY MARKET FUND

Supplement to Prospectus dated March 1, 2006

     At a meeting of the Board of Directors of The Dreyfus/Laurel Funds, Inc. (the “Company”) held on October 26, 2006, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Agreement”) between the Company, on behalf of each of Dreyfus Institutional Prime Money Market Fund, Dreyfus Institutional Government Money Market Fund and Dreyfus Institutional U.S. Treasury Money Market Fund (each, a “Fund” and collectively, the “Funds”), and Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management and Dreyfus Treasury Cash Management (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), respectively. The Agreement for each Fund provides for the transfer of the respective Fund’s assets to the corresponding Acquiring Fund in a tax-free exchange for Administrative shares of the corresponding Acquiring Fund and the assumption by the Acquiring Fund of the stated liabilities of the respective Fund, the distribution of the Acquiring Fund’s Administrative shares to shareholders of the corresponding Fund and the subsequent termination of the Fund (each, a “Reorganization”).

     It is currently contemplated that shareholders of each Fund as of December 15, 2006 (the “Record Date”) will be asked to approve the Agreement on behalf of the respective Fund at a special joint meeting of shareholders to be held on or about March 1, 2007. If the Agreement is approved for a Fund, the respective Reorganization will become effective on or about March 23, 2007.

     In anticipation of the Reorganizations, effective on or about December 13, 2006, the Funds will be closed to any investments for new accounts.

     A combined Prospectus/Proxy Statement with respect to the proposed Reorganizations will be mailed prior to the meeting to each Fund’s shareholders as of the Record Date. The combined Prospectus/Proxy Statement will describe each Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Funds by calling 1-800-346-3621.

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